UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2024

Expro Group Holdings N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36053	98-1107145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1311 Broadfield Blvd., Suite 400 Houston, TX	77084
(Address of Principal Executive Offices)	(Zip code)

(713) 463-9776
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.06 nominal value	XPRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

As previously disclosed, Expro Group Holdings N.V. (the “Company”) completed the acquisition of CTL UK Holdco Limited, a company incorporated and registered in England and Wales (“Coretrax”), for (i) cash equal to $75 million and (ii) 6,750,000 shares of common stock, €0.06 nominal value per share, of the Company (the “Shares”), pursuant to the Agreement relating to the sale and purchase of CTL UK Holdco Limited, dated February 13, 2024 (as amended, the “Stock Purchase Agreement”), by and among the Company, Expro Holdings UK 3 Limited and BP INV4 Holdco Ltd and the other sellers party thereto (collectively, the “Sellers”). In connection with the acquisition of Coretrax, the Company issued 500,000 Shares into an escrow arrangement. On July 5, 2024, the lock-up transfer restrictions expired with respect to approximately 3,125,000 Shares.

On July 25, 2024, the Company entered into a Deed of Amendment (the “Amendment”) to the Stock Purchase Agreement with the sellers party thereto, pursuant to which, among other things, (i) the lock-up transfer restrictions were released with respect to the remaining approximately 3,125,000 Shares, (ii) all obligations relating to the true up payments and completion statement under the Stock Purchase Agreement were released and (iii) the escrow agent was instructed to (A) sell a sufficient number of Escrow Shares on behalf of the Sellers to generate proceeds of $8 million, (B) transfer such proceeds to the Company and (C) transfer the remaining Escrow Shares to the Sellers.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed herewith.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Deed of Amendment, dated July 25, 2024, among Expro Group Holdings N.V. and the sellers party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2024	Expro Group Holdings N.V.

	By:	/s/ John McAlister
John McAlister
General Counsel and Secretary